UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): August 5, 2014

EVERCORE PARTNERS INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32975	20-4748747
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

55 East 52nd Street

New York, New York 10055

(Address of principal executive offices)

(212) 857-3100

(Registrant’s telephone number, including area code)

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

The information set forth in Exhibit 99.1 to this Current Report on Form 8-K, which is incorporated by reference herein, relates to the performance hurdles for the Class G Interests and Class H Interests to be issued by Evercore LP upon closing of the acquisition transactions announced by Evercore Partners Inc. on August 3, 2014. As provided in General Instruction B.2 of Form 8-K, the information in this Item 7.01 and Exhibit 99.1 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1	Presentation slide relating to performance hurdles

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 5, 2014	EVERCORE PARTNERS INC.

	By:	/s/ Adam Frankel
Name: Adam Frankel
Title: General Counsel